                                                                     EXHIBIT 3.2


                                    BYLAWS

                                      OF

                         INSIGHT HEALTH SERVICES CORP.

                            A Delaware Corporation

                               TABLE OF CONTENTS

ARTICLE 1: OFFICES.......................................................   1

     1.1   Registered Office and Agent...................................   1
           ---------------------------
     1.2   Other Offices.................................................   1
           -------------

ARTICLE 2: MEETINGS OF STOCKHOLDERS......................................   1

     2.1   Annual Meeting................................................   1
           --------------
     2.2   Special Meeting...............................................   2
           ---------------
     2.3   Place of Meetings.............................................   2
           -----------------
     2.4   Notice........................................................   2
           ------
     2.5   Voting List...................................................   2
           -----------
     2.6   Quorum........................................................   3
           ------
     2.7   Required Vote: Withdrawal of Quorum...........................   3
           -----------------------------------
     2.8   Method of Voting: Proxies.....................................   3
           -------------------------
     2.9   Record Date...................................................   4
           -----------
     2.10  Conduct of Meeting............................................   5
           ------------------
     2.11  Inspectors....................................................   5
           ----------
     2.12  Action by Written Consent.....................................   5
           -------------------------
     2.13  Notice of Stockholder Nominees................................   6
           ------------------------------

ARTICLE 3: DIRECTORS.....................................................   7

     3.1   Management....................................................   7
           ----------
     3.2   Number: Qualification: Election: Term.........................   7
           -------------------------------------
     3.3   Change in Number..............................................   7
           ----------------
     3.4   Removal.......................................................   7
           -------
     3.5   Vacancies.....................................................   8
           ---------
     3.6   Meetings of Directors.........................................   8
           ---------------------
     3.7   First Meeting.................................................   8
           -------------
     3.8   Election of Officers..........................................   8
           --------------------
     3.9   Regular Meetings..............................................   8
           ----------------
     3.10  Special Meetings..............................................   8
           ----------------
     3.11  Notice........................................................   8
           ------
     3.12  Quorum: Majority Vote.........................................   9
           ---------------------
     3.13  Compensation..................................................   9
           ------------
     3.14  Telephone Meetings............................................   9
           ------------------
     3.15  Waiver of Notice and Presumption of Assent....................   9
           ------------------------------------------
     3.16  Action by Written Consent.....................................   9
           -------------------------

ARTICLE 4: COMMITTEES....................................................  10

     4.1   Designation...................................................  10
           -----------
     4.2   Number: Qualification: Term...................................  10
           ---------------------------

     4.3   Authority.....................................................  10
           ---------
     4.4   Committee Changes.............................................  10
           -----------------
     4.5   Alternate Members of Committees...............................  10
           -------------------------------
     4.6   Regular Meetings..............................................  10
           ----------------
     4.7   Special Meetings..............................................  10
           ----------------
     4.8   Quorum: Majority Vote.........................................  11
           ---------------------
     4.9   Minutes.......................................................  11
           -------
     4.10  Compensation..................................................  11
           ------------
     4.11  Responsibility................................................  11
           --------------
     4.12  Committee Rules...............................................  11
           ---------------

ARTICLE 5: NOTICE........................................................  11

     5.1   Method........................................................  11
           ------
     5.2   Waiver........................................................  12
           ------

ARTICLE 6: OFFICERS......................................................  12

     6.1   Number: Titles: Term of Office................................  12
           ------------------------------
     6.2   Removal.......................................................  12
           -------
     6.3   Vacancies.....................................................  12
           --------
     6.4   Authority.....................................................  13
           ---------
     6.5   Compensation..................................................  13
           ------------
     6.6   Duties of Chairman of the Board...............................  13
           -------------------------------
     6.7   Duties of Vice Chairman of the Board..........................  13
           ------------------------------------
     6.8   Duties of President...........................................  13
           -------------------
     6.9   Duties of the Vice Presidents.................................  13
           -----------------------------
     6.10  Duties of the Secretary.......................................  13
           -----------------------
     6.11  Duties of the Treasurer.......................................  14
           -----------------------
     6.12  Other Officers, Assistant Officers and Agents.................  14
           ---------------------------------------------
     6.13  Absence or Disability of Officers.............................  14
           ---------------------------------

ARTICLE 7: INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS.............  14

     7.1   Nature of Indemnity...........................................  14
           -------------------
     7.2   Procedure for Indemnification of Directors and Officers.......  15
           -------------------------------------------------------
     7.3   Article Not Exclusive.........................................  15
           ---------------------
     7.4   Insurance.....................................................  15
           ---------
     7.5   Expenses......................................................  16
           --------
     7.6   Employees and Agents..........................................  16
           --------------------
     7.7   Contract Rights...............................................  16
           ---------------
     7.8   Merger or Consolidation.......................................  16
           -----------------------

ARTICLE 8: CERTIFICATES AND SHAREHOLDERS.................................  16

     8.1   Certificates for Shares.......................................  16
           -----------------------

     8.2   Replacement Of Lost or Destroyed Certificates.................  17
           ---------------------------------------------
     8.3   Transfer of Shares............................................  17
           ------------------
     8.4   Registered Stockholders.......................................  17
           -----------------------
     8.5   Regulations...................................................  17
           -----------
     8.6   Legends.......................................................  18
           -------
     8.7   Subscriptions for Stock.......................................  18
           -----------------------

ARTICLE 9: MISCELLANEOUS PROVISIONS......................................  18

     9.1   Dividends.....................................................  18
           ---------
     9.2   Reserves......................................................  18
           --------
     9.3   Books and Records.............................................  18
           -----------------
     9.4   Checks, Drafts or Orders......................................  19
           ------------------------
     9.5   Contracts.....................................................  19
           ---------
     9.6   Loans.........................................................  19
           -----
     9.7   Fiscal Year...................................................  19
           -----------
     9.8   Seal..........................................................  19
           ----
     9.9   Resignations..................................................  19
           ------------
     9.10  Voting Securities Owned By Corporation........................  19
           --------------------------------------
     9.11  Mortgages. etc................................................  20
           ---------------
     9.12  Headings......................................................  20
           --------
     9.13  References....................................................  20
           ----------
     9.14  Inconsistent Provisions.......................................  20
           -----------------------
     9.15  Amendments....................................................  20
           ----------

                                    BYLAWS

                                      OF

                         INSIGHT HEALTH SERVICES CORP.

                            A Delaware Corporation

                                   PREAMBLE

     These bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation of InSight Health Services Corp., a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the certificate of incorporation of the Corporation, such provisions of the Delaware General Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling.

                              ARTICLE 1:  OFFICES

     1.1   Registered Office and Agent.  The registered office of the
           ---------------------------
Corporation in the state of Delaware shall be located at 1013 Centre Road, Wilmington, Delaware 19805-1297. The name of the Corporation's registered agent at such address shall be CSC Networks/Prentice Hall Corporate Services. The registered office and registered agent of the Corporation shall be as designated from time to time by action of the board of directors and by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

     1.2   Other Offices.  The Corporation may also have offices at such other
           -------------
places, both within and without the State of Delaware, as the board of directors may from time to time determine or as the business of the Corporation may require.

                     ARTICLE 2:  MEETINGS OF STOCKHOLDERS

     2.1   Annual Meeting.  An annual meeting of stockholders of the Corporation
           --------------
shall be held each calendar year on such date and at such time as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. At such meeting, the stockholders shall elect directors and transact such other business as may properly be brought before the meeting.

     2.2   Special Meeting.  A special meeting of the stockholders may be called
           ---------------
at any time by the board of directors, the chairman of the board, or the President, and shall be called by the President or the Secretary at the request in writing of the stockholders of record of not less than ten percent (10%) of all shares entitled to vote at such meeting or as otherwise provided by the certificate of incorporation of the Corporation. A special meeting shall be held on such date and at such time as shall be designated by the person(s) calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

     2.3   Place of Meetings.  An annual meeting of stockholders may be held at
           -----------------
any place within or without the State of Delaware designated by the board of directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

     2.4   Notice.  Written or printed notice stating the place, day, and time
           ------
of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

     2.5   Voting List.  At least ten (10) days before each meeting of
           -----------
stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the board of directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares registered in the name of each stockholder. For a period of ten (10) days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

     2.6   Quorum.  The holders of a majority of the outstanding shares entitled
           ------
to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the certificate of incorporation of the Corporation, or these bylaws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy, or, if no stockholder entitled to vote is present, any officer of the Corporation may adjourn the meeting from time to time, without notice other than announcement at the meeting (unless the board of directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

     2.7   Required Vote: Withdrawal of Quorum.  When a quorum is present at any
           -----------------------------------
meeting, the vote of the holders of at least a majority of the outstanding shares entitled to vote who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of statute, the certificate of incorporation of the Corporation, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     2.8   Method of Voting: Proxies.  Except as otherwise provided in the
           -------------------------
certificate of incorporation of the Corporation or by law, each outstanding share, regardless of class, shall be entitled to one (1) vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three (3) years from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

     2.9   Record Date.  (a)  For the purpose of determining stockholders
           -----------
entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, for any such determination of stockholders, such date in any case to be not more than sixty (60) days and not less than ten (10) days prior to such meeting nor more than sixty (60) days prior to any other action. If no record date is fixed:

          (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

          (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

          (iii) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

     (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by law or these bylaws, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office in the State of Delaware or principal place of business shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by law or these bylaws, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

     2.10  Conduct of Meeting.  The Chairman shall preside at all  meetings of
           ------------------
stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these bylaws or by some person appointed by the meeting.

     2.11  Inspectors.  The board of directors may, in advance of any meeting of
           ----------
stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If any of the inspectors so appointed shall fail to appear or act, the chairman of the meeting shall, or if inspectors shall not have been appointed, the chairman of the meeting may, appoint one or more inspectors.
Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request, or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

     2.12  Action by Written Consent.  Unless otherwise provided in the
           -------------------------
certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the stockholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, or the Corporation's principal place of business, or an officer or agent of the Corporation having custody of the book or books in which proceedings of meetings of the stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. All consents properly delivered in accordance with this section shall be deemed to be recorded when so delivered. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the Corporation as required by this section, written consents signed by the holders of a sufficient number of shares to take such corporate action are so recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.

     2.13  Notice of Stockholder Nominees
           ------------------------------

           (a) Only persons who are nominated in accordance with the procedures set forth in this Section 2.13 shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at a meeting of the Corporation's Stockholders (i) by or at the direction of the Board of Directors or (ii) by any Stockholder of the Corporation entitled to vote for the election of directors at such meeting who complies with the procedures set forth in this Section 2.13.

           (b) All nominations by Stockholders shall be made pursuant to timely notice in proper written form to the Secretary of the Corporation. To be timely, a Stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 50 days nor more than 75 days before the meeting; provided, however, that if less than 65 days' notice or prior public disclosure of the date of the meeting is given or made to the Stockholders, notice by the Stockholder must be received at the principal executive offices of the Corporation not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.

           (c) Such Stockholder's notice shall set forth (i) as to each person whom such Stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the Stockholder giving the notice (x) the name and address, as they appear on the Corporation's books, of such Stockholder and
(y) the class and number of shares of the Corporation which are beneficially owned by such Stockholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (x) the name and address of such person and
(y) the class and number of shares of the Corporation which are beneficially owned by such person. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in the Stockholder's notice of nomination which pertains to the nominee.

           (d) No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in these Bylaws of the Corporation. The chairman of the Stockholders' meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he shall so determine, he shall announce such determination to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Bylaw, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw.


                             ARTICLE 3:  DIRECTORS

     3.1   Management.  The business and property of the Corporation shall be
           ----------
managed by the board of directors. Subject to the restrictions imposed by law, the certificate of incorporation of the Corporation, or these bylaws, the board of directors may exercise all the powers of the Corporation.

     3.2   Number: Qualification: Election: Term.  The number of directors shall
           -------------------------------------
be not less than three (3) nor more than fifteen (15). The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the board of directors pursuant to a resolution adopted by (i) a majority of the entire board of directors and at least one (1) director from each class of directors in the event such resolution would result in a decrease in the number of directors, or (ii) eighty percent (80%) of the entire board of directors and at least one (1) director from each class of directors in the event such resolution would result in an increase in the number of directors. The directors shall be divided into three (3) classes as nearly equal in number as possible, with the term of office of the first class to expire at the annual meeting of stockholders held in 1997, the term of office of the second class to expire at the annual meeting of stockholders held in 1998 and the term of office of the third class to expire at the annual meeting of stockholders held in 1999. At each annual meeting of stockholders after such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. At all meetings of Stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect any nominee.

     3.3   Change in Number.  No decrease in the number of directors
           ----------------
constituting the entire board of directors shall have the effect of shortening the term of any incumbent director.

     3.4   Removal.  Any director or the entire board of directors may be
           -------
removed only for cause, and only by the affirmative vote of the holders of eighty percent (80%) of the combined voting power of the outstanding shares of the Corporation entitled to vote.

     3.5   Vacancies.  Subject to the rights of the holders of any series of
           ---------
Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director. Directors chosen pursuant to any of the foregoing provisions shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires and until their successors are duly elected and have qualified or until their earlier resignation or removal. Additional directorships resulting from an increase in the number of directors pursuant to Section 3.2 of this Article 3 shall be apportioned among the three (3) terms of directors as equally as possible.

     3.6   Meetings of Directors.  The directors may hold their meetings and may
           ---------------------
have an office and keep the books of the Corporation, except as otherwise provided by statute, in such place or places within or without the State of Delaware as the board of directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

     3.7   First Meeting.  Each newly elected board of directors shall hold its
           -------------
first meeting for the purpose of organization and the transaction of business, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders, and no notice of such meeting shall be necessary.

     3.8   Election of Officers.  At the first meeting of the board of directors
           --------------------
after each annual meeting of stockholders at which a quorum shall be present, the board of directors shall elect the officers of the Corporation.

     3.9   Regular Meetings.  Regular meetings of the board of directors shall
           ----------------
be held at such times and places as shall be designated from time to time by resolution of the board of directors. Notice of such regular meetings shall not be required.

     3.10  Special Meetings.  Special meetings of the board of directors shall
           ----------------
be held whenever called by or at the request of the chairman of the board, the President, any director, or as designated from time to time by resolution of the board of directors.

     3.11  Notice.  The Secretary shall give notice of each special meeting to
           ------
each director at least 24 hours before the meeting, either personally, by telephone, by mail, or by telegraph (facsimile). Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

     3.12  Quorum: Majority Vote.  A majority of the total number of directors
           ---------------------
then in office shall constitute a quorum for the transaction of business, provided, that in no event shall a quorum consist of less than one third of the total number of directors established pursuant to Section 3.2 of this Article 3. The vote of a majority of directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless the question is one upon which by express provisions of an applicable law or of the certificate of incorporation or these bylaws a different vote is required, in which case such express provision shall govern and control the decision of such question. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     3.13  Compensation.  The board of directors shall have the authority to fix
           ------------
the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the board of directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

     3.14  Telephone Meetings.  Members of the board of directors or any
           ------------------
committee thereof may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this section shall constitute presence in person at the meeting.

     3.15  Waiver of Notice and Presumption of Assent.  Any member of the board
           ------------------------------------------
of directors or any committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

     3.16  Action by Written Consent.  Unless otherwise restricted by the
           -------------------------
certificate of incorporation, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board or committee.

                            ARTICLE 4:  COMMITTEES

     4.1   Designation.  The board of directors may, by resolution adopted by a
           -----------
majority of the entire board of directors, designate one or more committees.

     4.2   Number: Qualification: Term.  Each committee shall consist of one or
           ---------------------------
more directors appointed by resolution adopted by a majority of the entire board of directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire board of directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

     4.3   Authority.  Each committee, to the extent expressly provided in the
           ---------
resolution establishing such committee, shall have and may exercise all of the authority of the board of directors in the management of the business and property of the Corporation except to the extent expressly restricted by law, the certificate of incorporation of the Corporation, or these bylaws.

     4.4   Committee Changes.  The board of directors shall have the power at
           -----------------
any time to fill vacancies in, to change the membership of, and to discharge any committee.

     4.5   Alternate Members of Committees.  The board of directors may
           -------------------------------
designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

     4.6   Regular Meetings.  Regular meetings of any committee may be held
           ----------------
without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

     4.7   Special Meetings.  Special meetings of any committee may be held
           ----------------
whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

     4.8   Quorum: Majority Vote.  At meetings of any committee,  a majority of
           ---------------------
the number of members designated by the board of directors shall constitute a quorum for the transaction of business. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the certificate of incorporation of the Corporation, or these bylaws.

     4.9   Minutes.  Each committee shall cause minutes of its proceedings to be
           -------
prepared and shall report the same to the board of directors upon the request of the board of directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

     4.10  Compensation.  Committee members may, by resolution of the board of
           ------------
directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

     4.11  Responsibility.  The designation of any committee and the delegation
           --------------
of authority to it shall not operate to relieve the board of directors or any director of any responsibility imposed upon it or such director by law.

     4.12  Committee Rules.  Each committee of the board of directors may fix
           ---------------
its own rules or procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the board of directors designating such committee. In the event that a member and that member's alternate, if alternates are designated by the board of directors as provided in Section 4.5 of this Article 4, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in place of any such absent or disqualified member.

                              ARTICLE 5:  NOTICE

     5.1   Method.  Whenever by statute, the certificate of incorporation of the
           ------
Corporation, or these bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or
(b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, or telefax). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

     5.2   Waiver.  Whenever any notice is required to be given to any
           ------
stockholder, director, or committee member of the Corporation by statute, the certificate of incorporation of the Corporation, or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                             ARTICLE 6:  OFFICERS

     6.1   Number: Titles: Term of Office.  The officers of the Corporation
           ------------------------------
shall be a President, a Secretary, and such other officers as the board of directors may from time to time elect or appoint, including one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the board of directors shall determine), and a Treasurer. The officers of the Corporation shall be elected annually by the board of directors at its first meeting held after each annual meeting of stockholders, or as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware. In its discretion, the board of directors may choose not to fill any office for any period of time as it may deem advisable.

     6.2   Removal.  Any officer or agent elected or appointed by the board of
           -------
directors may be removed by the board of directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     6.3   Vacancies.  Any vacancy occurring in any office of the Corporation
           ---------
because of by death, resignation, removal, disqualification or otherwise may be filled by the board of directors for the unexpired portion of the term by the board of directors then in office.

     6.4   Authority.  Officers shall have such authority and perform such
           ---------
duties in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the board of directors not inconsistent with these bylaws.

     6.5   Compensation.  The compensation, if any, of officers and agents shall
           ------------
be fixed from time to time by the board of directors. No officer shall be prevented from receiving such compensation by virtue of his also being a Director of the Corporation.

     6.6   Duties of Chairman of the Board.  The Chairman of the Board shall
           -------------------------------
preside at all meetings of the Board of Directors and shall perform such other duties and have such other powers as may be prescribed from time to time by the Corporation's Board of Directors.

     6.7   Duties of Vice Chairman of the Board.  The Vice Chairman shall, in
           ------------------------------------
the absence or disability of, or in the event of a vacancy in the office of, the Chairman of the Board, perform the duties and exercise the powers of such Chairman of the Board. The Vice Chairman of the Board shall perform such other duties and have such other powers as may be prescribed from time to time by the Corporation's Board of Directors.

     6.8   Duties of President.  The President shall be the chief executive
           -------------------
officer of the Corporation. The President shall be responsible for the general and active management of the business of the Corporation and shall ensure that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except when required or permitted by law to be otherwise signed and executed and except when the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The President shall, in the absence or disability of, or in the event of a vacancy in the office of, the Vice Chairman of the Board, perform the duties and exercise the powers of such Vice Chairman of the Board. The President shall perform such other duties and have such other duties as may be prescribed from time to time by the Board of Directors of the Corporation.

     6.9   Duties of the Vice Presidents.  The Vice Presidents shall, in the
           -----------------------------
order of their organizational ranking, in the absence or disability, or in the event of a vacancy in the office, of the President, perform the duties and exercise the powers of the President, and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors of the Corporation.

     6.10  Duties of the Secretary.  The Secretary shall keep, or cause to be
           -----------------------
kept, in books provided for that purpose, the minutes of the meetings of the Stockholders, the Board of Directors, or any committee thereof, and shall see that all notices are duly given in accordance with the provisions of these Bylaws. As required by law, the Secretary shall be the custodian of the records of the Corporation. The Secretary shall keep the seal of the Corporation in safe custody and, when authorized by the Board, affix such seal to any document requiring it, and when so affixed, it shall be attested by his signature or by the signature of the Treasurer or an Assistant Secretary. The Secretary shall perform such other duties and have such other powers as may be prescribed from time to time by the Corporation's Board of Directors.

     6.11  Duties of the Treasurer.  The Treasurer shall have charge and custody
           -----------------------
of, and shall be responsible for, all funds and securities of the Corporation and shall deposit such funds in the name of the Corporation in such banks, trust companies and other depositories as shall be designated by the Board of Directors. The Treasurer shall perform such other duties and have such other powers as may be prescribed from time to time by the Corporation's Board of Directors.

     6.12  Other Officers, Assistant Officers and Agents.  Officers, assistant
           ---------------------------------------------
officers and agents, if any, other than those whose duties are provided for in these bylaws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the board of directors.

     6.13  Absence or Disability of Officers.  In the case of the absence or
           ---------------------------------
disability of any officer of the Corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the board of directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.

         ARTICLE 7:  INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS

     7.1   Nature of Indemnity.  Each person who was or is made a party or is
           -------------------
threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary, or agent of another corporation or of a partnership, joint venture, trust or other enterprise, may be indemnified and held harmless by the Corporation to the fullest extent which it is empowered to do so by the General Corporation Law of the State of Delaware, as the same exists or may hereafter by amended against all expense, liability and loss (including attorneys' fees actually and reasonably incurred by such person in connection with such proceeding) and such indemnification shall inure to the benefit of his heirs, executors and administrators; provided, however, that, except as provided in Section 7.2 hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by such person only if such proceeding was authorized by the board of directors of the Corporation. The Corporation may, by action of its board of directors, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

     7.2   Procedure for Indemnification of Directors and Officers.  Any
           -------------------------------------------------------
indemnification of a director or officer of the Corporation under Section 7.2 of this Article 7 or advance of expenses under Section 7.5 of this Article 7 shall be made promptly, and in any event within thirty (30) days, upon the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification pursuant to this Article 7 is required, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved the request. If the Corporation denies a written request for indemnification or advancing of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification or advances as granted by this Article 7 shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of such defense shall be on the Corporation. Neither the failure of the Corporation (including its board of directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its board of directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     7.3   Article Not Exclusive.  The rights to indemnification and the payment
           ---------------------
of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article 7 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     7.4   Insurance.  The Corporation may purchase and maintain insurance on
           ---------
its own behalf and on behalf of any person who is or was a director, officer, employee, fiduciary, or agent of the Corporation or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, whether or not the Corporation would have the power to indemnify such person against such liability under this Article 7.

     7.5   Expenses.  Expenses incurred by any person described in Section 7.1
           --------
of this Article 7 in defending a proceeding shall be paid by the Corporation in advance of such proceeding's final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

     7.6   Employees and Agents.  Persons who are not covered by the foregoing
           --------------------
provisions of this Article 7 and who are or were employees or agents of the Corporation, or who are or were serving at the request of the Corporation as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, may be indemnified to the extent authorized at any time or from time to time by the board of directors.

     7.7   Contract Rights.  The provisions of this Article 7 shall be deemed to
           ---------------
be a contract right between the Corporation and each director or officer who serves in any such capacity at any time while this Article 7 and the relevant provisions of the General Corporation Law of the State of Delaware or other applicable law are in effect, and any repeal or modification of this Article 7 or any such law shall not affect any rights or obligations then existing with respect to any state of facts or proceeding then existing.

     7.8   Merger or Consolidation.  For purposes of this Article 7, references
           -----------------------
to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article 7 with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

                   ARTICLE 8:  CERTIFICATES AND SHAREHOLDERS

     8.1   Certificates for Shares.  Certificates for shares of stock of the
           -----------------------
Corporation shall be in such form as shall be approved by the board of directors. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by or in the name of the Corporation. The certificates shall be signed by the chairman of the board, the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

     8.2   Replacement Of Lost or Destroyed Certificates.  The board of
           ---------------------------------------------
directors may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

     8.3   Transfer of Shares.  Shares of stock of the Corporation shall be
           ------------------
transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. The board of directors may appoint a bank or trust company organized under the Laws of the United States or any state thereof to act as its transfer agent or registrar, or both in connection with the transfer of any class or series of securities of the Corporation.

     8.4   Registered Stockholders.  The Corporation shall be entitled to treat
           -----------------------
the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     8.5   Regulations.  The board of directors shall have the power and
           -----------
authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of certificates for shares of stock of the Corporation.

     8.6   Legends.  The board of directors shall have the power and authority
           -------
to provide that certificates representing shares of stock bear such legends as the board of directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

     8.7   Subscriptions for Stock.  Unless otherwise provided for in the
           -----------------------
subscription agreement, subscriptions for shares shall be paid in full at such time, or in such installments and at such times, as shall be determined by the board of directors. Any call made by the board of directors for payment on subscriptions shall be uniform as to all shares of the same class or as to all shares of the same series. In case of default in the payment of any installment or call when such payment is due, the Corporation may proceed to collect the amount due in the same manner as any debt due the Corporation.

                     ARTICLE 9:  MISCELLANEOUS PROVISIONS

     9.1   Dividends.  Subject to provisions of law and the certificate of
           ---------
incorporation of the Corporation, dividends upon the capital stock of the Corporation, may be declared by the board of directors at any regular or special meeting and may be paid in cash, in property, or in shares of the capital stock of the Corporation. Such declaration and payment shall be at the discretion of the board of directors.

     9.2   Reserves.  There may be created by the board of directors out of
           --------
funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the board of directors shall consider beneficial to the Corporation, and the board of directors may modify or abolish any such reserve in the manner in which it was created.

     9.3   Books and Records.  The Corporation shall keep correct and complete
           -----------------
books and records of account, shall keep minutes of the proceedings of its stockholders and board of directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each. Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours of business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom. A proper purpose shall mean any purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the state of Delaware or at its principal place of business.

     9.4  Checks, Drafts or Orders.  All checks, drafts, or other orders for
          ------------------------
the payment of money by or to the Corporation and all notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall be determined by resolution of the board of directors or a duly authorized committee thereof.

     9.5  Contracts.  The board of directors may authorize any officer or
          ---------
officers, or any agent or agents, of the Corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

     9.6  Loans.  The Corporation may lend money to, or guarantee any obligation
          -----
of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

     9.7  Fiscal Year.  The fiscal year of the Corporation shall be fixed by the
          -----------
board of directors; provided, that if such fiscal year is not fixed by the board of directors and the selection of the fiscal year is not expressly deferred by the board of directors, the fiscal year shall be the calendar year.

     9.8  Seal.  The board of directors of the Corporation shall provide a
          ----
corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

     9.9  Resignations.  Any director, committee member, or officer may resign
          ------------
by so stating at any meeting of the board of directors or by giving written notice to the board of directors, the President, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     9.10 Voting Securities Owned by Corporation.  Voting securities in any
          --------------------------------------
other corporation held by the Corporation shall be voted by the President, unless the board of directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any

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person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

     9.11 Mortgages. etc.. With respect to any deed, deed of trust, mortgage, or
          ---------------
other instrument executed by the Corporation through its duly authorized officer or officers, the attestation to such execution by the Secretary of the Corporation shall not be necessary to constitute such deed, deed of trust, mortgage, or other instrument a valid and binding obligation against the Corporation unless the resolutions, if any, of the board of directors authorizing such execution expressly state that such attestation is necessary.

     9.12 Headings.  The headings used in these bylaws have been inserted for
          --------
administrative convenience only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

     9.13 References.  Whenever herein the singular number is used, the same
          ----------
shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

     9.14 Inconsistent Provisions.  In the event that any provision of these
          -----------------------
bylaws is or becomes inconsistent with any provision of the certificate of incorporation, the General Corporation Law of the State of Delaware or any other applicable law, the provision of these bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

     9.15 Amendments.  These bylaws may be altered, amended, or repealed or new
          ----------
bylaws may be adopted by the stockholders or by the board of directors at any regular meeting of the stockholders or the board of directors or at any special meeting of the stockholders or the board of directors if notice of such alteration, amendment, repeal, or adoption of new bylaws be contained in the notice of such special meeting; provided, however, notwithstanding any provision
                                --------  -------
in these Bylaws to the contrary, the requirement set forth in clause (ii) of
Section 3.2 hereof for 80% approval of any increase in the number of directors may not be amended unless such change is approved by at least 80% of the entire board of directors; provided, further, that any alteration, amendment, repeal or
                    --------  -------
adoption of new bylaws shall not be affected by the stockholders by less than the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of the Corporation entitled to vote in the election of directors, voting as one class, and any required vote of Preferred Stock.

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     The undersigned, the Secretary of the Corporation, hereby certifies that the foregoing were adopted by unanimous consent by the directors of the Corporation as of February 23, 1996.


                                        /s/Thomas V. Croal
                                        ----------------------------------------
                                        Thomas V. Croal, Secretary

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